PIMCO Equity Series

Supplement dated August 22, 2025 to the REALPATH® Blend Funds Prospectus dated October 31, 2024, as supplemented from time to time (the “Prospectus”) and to the Statement of Additional Information dated October 31, 2024, as supplemented from time to time (the “SAI”)

Disclosure Related to Class R Shares of the PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund and PIMCO REALPATH® Blend 2055 Fund

(the “Share Class”)

As of the date of this supplement, the Share Class is not operational and will be terminated on September 1, 2025. Accordingly, effective September 1, 2025, all references to the Share Class in the Prospectus and SAI are deleted.

Investors Should Retain This Supplement For Future Reference

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